UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

September 17, 2003
(Date of earliest
event reported)

	Name of Registrant; State of	IRS Employer
Commission File	Incorporation; Address of Principal	Identification
Number	Executive Offices; and Telephone Number	Number

1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398
1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
10 South Dearborn Street – 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-4321
1-1401	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000
333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900

SIGNATURES
Slide Presentation
Handout - Reconciliation
Handout - 2003 and 2004 Earnings Guidance

Item 9. Regulation FD Disclosure

On September 17, 2003, John W. Rowe, Chairman and Chief Executive of Exelon Corporation (Exelon), spoke at a dinner during the Merrill Lynch Power and Gas Leaders conference held in New York City. Attached as Exhibits to this Current Report on Form 8-K are the slides and handouts used in the presentation, including reconciliations of operating earnings to GAAP earnings.

He commented that Exelon expects strong third quarter 2003 operating earnings, following strong first and second quarters. July and August 2003 were ahead of expectations. Accordingly, he indicated that Exelon expects that its third quarter operating earnings will exceed the current consensus estimate, and that Exelon anticipates that its operating earnings for the full year 2003 will be greater than the upper end of the range of $4.80-$5.00 that has been its operating earnings guidance. He said that when Exelon announces its results for the third quarter, it will raise its guidance for full year 2003 operating earnings and it will update its guidance for 2004 operating earnings.

Exhibit Index

Exhibit No.	Description
99.1	Slide Presentation

99.2	Handout – Reconciliation of GAAP Reported and Operating Earnings per Share

99.3	Handout – 2003 and 2004 Earnings Guidance

This combined Form 8-K is being filed separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been filed by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.

Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2002 Annual Report on Form 10-K — ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations—Business Outlook and the Challenges in Managing Our Business for each of Exelon, ComEd, PECO and Generation, (b) the Registrants’ 2002 Annual Report on Form 10-K — ITEM 8. Financial Statements and Supplementary Data: Exelon — Note 19, ComEd – Note 16, PECO – Note 18 and Generation – Note 13 and (c) other factors discussed in filings with the United States Securities and Exchange Commission (SEC) by the Registrants. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION COMMONWEALTH EDISON COMPANY PECO ENERGY COMPANY EXELON GENERATION COMPANY, LLC

/s/ Robert S. Shapard Robert S. Shapard Executive Vice President and Chief Financial Officer Exelon Corporation

September 17, 2003